As filed with the Securities and Exchange Commission on April 17, 200 9	OMB APPROVAL
Registration No. 333-05579	OMB Number: 3235-0336 Expires February 28, 2011 Estimated average burden hours per response...522.8

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /

PRE-EFFECTIVE AMENDMENT NO. __                                                                    /    /

POST-EFFECTIVE AMENDMENT NO. __                                                                 /    /

OPPENHEIMER DEVELOPING MARKETS FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)

303-768-3200

(Registrant's Area Code and Telephone Number)

Robert G. Zack, Esq.
Executive Vice President & General Counsel
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10148
(212) 323-0250

(Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C, Class N and Class Y of Oppenheimer Developing Markets Fund.

It is proposed that this filing will become effective on May 18, 2009 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Part A

Combined Prospectus and Proxy Statement of Oppenheimer Developing Markets Fund.

Part B

Statement of Additional Information

Part C

Other Information

Signatures
Exhibits

OPPENHEIMER BARING CHINA FUND
6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2009

To the Shareholders of Oppenheimer Baring China Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Baring China Fund ("Baring China Fund"), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:30 p.m., Mountain Time, on July 31, 2009, or any adjournments thereof (the "Meeting"), for the following purposes:

1.    To approve an Agreement and Plan of Reorganization between Baring China Fund and Oppenheimer Developing Markets Fund ("Developing Markets Fund"), and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Baring China Fund to Developing Markets Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund; (b) the distribution of shares of Developing Markets Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of Baring China Fund in complete liquidation of Baring China Fund; and (c) the cancellation of the outstanding shares of Baring China Fund (all of the foregoing being referred to as the "Proposal"); and

2.    To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on May 14, 2009 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Baring China Fund recommends a vote in favor of the Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary

May 29, 2009

____________________________________________________________________________________________

PLEASE VOTE THE ENCLOSED PROXY TODAY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

OPPENHEIMER DEVELOPING MARKETS FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

COMBINED PROSPECTUS AND PROXY STATEMENT

Dated May 29, 2009

SPECIAL MEETING OF SHAREHOLDERS OF

OPPENHEIMER BARING CHINA FUND
to be held on July 31, 2009

Acquisition of the Assets of

OPPENHEIMER BARING CHINA FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of

OPPENHEIMER DEVELOPING MARKETS FUND

This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Baring China Fund ("Baring China Fund"), an open-end management investment company, to be voted at a Special Meeting of Shareholders (the "Meeting") to approve the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between Baring China Fund and Oppenheimer Developing Markets Fund ("Developing Markets Fund"), an open-end management investment company. This combined Prospectus and Proxy Statement constitutes the Prospectus of Developing Markets Fund and the Proxy Statement of Baring China Fund filed on Form N-14 with the Securities and Exchange Commission ("SEC"). If shareholders of Baring China Fund vote to approve the Reorganization Agreement and the Reorganization, substantially all of the assets of Baring China Fund will be transferred to Developing Markets Fund in exchange for shares of Developing Markets Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The Meeting will be held at the offices of OppenheimerFunds, Inc. (the "Manager") at 6803 South Tucson Way, Centennial, Colorado 80112 on July 31, 2009, at 1:30 p.m., Mountain Time. The Board of Trustees of Baring China Fund is soliciting these proxies on behalf of Baring China Fund. This combined Prospectus and Proxy Statement will first be sent to shareholders on or about May 29, 2009.

If the shareholders of Baring China Fund vote to approve the Reorganization Agreement and the Reorganization, shareholders will receive: Class A shares of Developing Markets Fund equal in value to the value as of the "Valuation Date," which is the business day preceding the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) of the Reorganization, of their Class A shares of Baring China Fund; Class B shares of Developing Markets Fund equal in value to the value as of the Valuation Date of their Class B shares of Baring China Fund; Class C shares of Developing Markets Fund equal in value to the value as of the Valuation Date of their Class C shares of Baring China Fund; Class N shares of Developing Markets Fund equal in value to the value as of the Valuation Date of their Class N shares of Baring China Fund and Class Y shares of Developing Markets Fund equal in value to the value as of the Valuation Date of their Class Y shares of Baring China Fund. Baring China Fund will subsequently be dissolved.

This combined Prospectus and Proxy Statement gives information about the Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated May 29, 2009, relating to the Reorganization, has been filed with the SEC as part of the Registration Statement on Form N-14 (the "Registration Statement") and is incorporated herein by reference. You may request a free copy by writing to OppenheimerFunds Services (the "Transfer Agent") at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677. The Prospectus of Developing Markets Fund dated January 2, 2009, as supplemented April 3, 2009, is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement. It is intended to provide you with information about Developing Markets Fund. For more information regarding Developing Markets Fund, in addition to its Prospectus, see the Statement of Additional Information dated January 2, 2009, the annual report dated August 31, 2008, which includes audited financial statements of Developing Markets Fund for the 12-month period ended August 31, 2008 and management's discussion of fund performance, and the semi-annual report dated February 28, 2009, which includes unaudited financial statements of Developing Markets Fund. These documents have been filed with the SEC and are incorporated herein by reference.

For more information regarding Baring China Fund, see the Prospectus of Baring China Fund dated September 26, 2008, as supplemented January 6, 2009. In addition to its Prospectus, see the Statement of Additional Information of Baring China Fund dated September 26, 2008, the annual report of Baring China Fund dated May 31, 2008, which includes audited financial statements of Baring China Fund for the 12-month period ended May 31, 2008 and management's discussion of fund performance, and the semi-annual report dated November 30, 2008, which includes unaudited financial statements of Baring China Fund. These documents have been filed with the SEC and are incorporated herein by reference.

You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated May 29, 2009.

TABLE OF CONTENTS

COMBINED PROSPECTUS AND PROXY STATEMENT

Page

Synopsis

What am I being asked to vote on?

What are the general tax consequences of the Reorganization?

How do the investment objectives and policies of the Funds compare?

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

How have the Funds performed?

How do the Principal Risks of Investing in the Funds Differ?

How do the Account Features and Shareholder Services for the Funds Compare?

     Shares Classes
     Purchases, Redemptions and Exchanges

     Dividends and Distributions

     Other Shareholder Services
     Special Account Features

Other Comparisons between the Funds

Management of the Funds

Investment Management and Fees

Shareholder Services
Distribution Services

Transfer Agency and Custody Services

Shareholder Rights

Information About the Reorganization

How will the Reorganization be carried out?

Who will pay the expenses of the Reorganization?

What are the tax consequences of the Reorganization?

Reasons for the Reorganization

Board Considerations

What are the Fundamental Investment Restrictions of the Funds?

Voting Information

How do I vote?

Who is Entitled to Vote and How are Votes Counted?

Quorum and Required Vote

Solicitation of Proxies

Revoking a Proxy

What other matters will be voted upon at the Meeting?

Additional Information About the Funds

Householding of Reports to Shareholders and Other Funds' Documents

Principal Shareholders

Exhibit A: Form of Agreement and Plan of Reorganization

Exhibit B: Principal Shareholders

Enclosures:

Prospectus of Oppenheimer Developing Markets Fund dated January 2, 2009, as supplemented April 3, 2009.

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and the Prospectus of Developing Markets Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

You are being asked by the Board of Trustees ("the Board") of Baring China Fund to approve the reorganization of your Fund, Baring China Fund, with and into Developing Markets Fund (each is referred to as a "Fund" and collectively as the "Funds"). If shareholders of Baring China Fund approve the Reorganization, substantially all of the assets of Baring China Fund will be transferred to Developing Markets Fund, in exchange for an equal value of shares of Developing Markets Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Developing Markets Fund will then be distributed to Baring China Fund shareholders, and Baring China Fund will subsequently be liquidated. If the Reorganization is approved by shareholders of Baring China Fund, you will no longer be a shareholder of Baring China Fund, and, instead, will become a shareholder of Developing Markets Fund. This exchange will occur on the Closing Date (as such term is defined in the Reorganization Agreement) of the Reorganization.

Approval of the Reorganization means that as a shareholder in Baring China Fund, you will receive Class A, Class B, Class C, Class N or Class Y shares of Developing Markets Fund, as the case may be, equal in value to the value of the net assets of your Baring China Fund shares transferred to Developing Markets Fund on the Closing Date. The shares you receive will be issued at net asset value ("NAV") without a sales charge and will not be subject to any additional contingent deferred sales charge ("CDSC"). However, any CDSC that applies to Baring China Fund shares as of the date of the exchange will carry over to Developing Markets Fund shares received in the Reorganization.

In considering whether to approve the Reorganization, you should consider, among other things:

(i)	The number of similarities (as well as any differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.

(ii)	That the Reorganization would allow you the ability to continue your investment in a fund that resembles the investment style you were seeking when you invested in Baring China Fund.

     Baring China Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in September 2006. Developing Markets Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in May 1996. Baring China Fund commenced operations on January 31, 2007. Developing Markets Fund commenced operations on November 18, 1996. OppenheimerFunds, Inc. is the manager for both Baring China Fund and Developing Markets Fund. Pursuant to a sub-advisory agreement between OppenheimerFunds, Inc. and Baring Asset Management, Inc. ("Baring" or the "Sub-Adviser"), Baring was appointed as sub-adviser for Baring China Fund. As of January 31, 2009, Baring China Fund had approximately $34.7 million in net assets, and Developing Markets Fund had approximately $4.28 billion in net assets.

     Shareholders of Baring China Fund are expected to realize a number of benefits from the proposed Reorganization. Shareholders of Baring China Fund could expect to benefit from the economies of scale associated with a larger fund as a result of the combined assets realizing a significantly lower management fee rate and lower total operating expenses than Baring China Fund shareholders currently receive.

OppenheimerFunds Distributor, Inc. ("OFDI" or the "Distributor") is the general distributor for both Funds and believes that Developing Markets Fund has greater prospects for asset growth and attracting new assets than Baring China Fund would otherwise have as a stand-alone fund because of its longer and stronger performance history, peer group ranking and Morningstar rating. Although both Funds have seen net negative asset flows in 2008 and year-to-date 2009 given the challenging market environment, Developing Markets Fund continues to have assets under management of over $4 billion whereas Baring China Fund remains a small fund with only approximately $35 million in assets, based on assets as of January 31, 2009. Moreover, the Funds' investment objectives and overall investment strategies are similar, which are generally to seek capital appreciation by investing in growth companies in developing markets. Baring China Fund seeks long-term capital appreciation by investing mainly in equity securities of companies located in the People's Republic of China, Hong Kong and Taiwan (together referred to here as "China") while Developing Markets Fund aggressively seeks capital appreciation by investing mainly in common stocks of issuers in emerging and developing markets including the China region. Therefore, investors who originally purchased shares of Baring China Fund will continue to have the benefit of owning shares of a fund providing exposure to China while having a stronger long-term performance record. (See the discussion in "Reasons for the Reorganization" beginning on page 35 for more details.)

The Board of Trustees of Baring China Fund reviewed and discussed with the Manager and the Board's independent legal counsel the proposed Reorganization. Information with respect to, but not limited to, each Fund's respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Trustees of Baring China Fund.

Based on the considerations discussed above and the reasons more fully described under "Reasons for the Reorganization" (beginning on page 35), together with other relevant factors and information, at meetings held on March 27, 2009 and April 14, 2009, the Board of Trustees of Baring China Fund concluded that the Reorganization would be in the best interests of shareholders of Baring China Fund and that the Fund would not experience any dilution as a result of the Reorganization. The Board of Trustees of Baring China Fund unanimously voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

The proposed Reorganization was also unanimously approved by the Board of Trustees of Developing Markets Fund following meetings held on March 27, 2009 and April 14, 2009.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE

TO APPROVE THE REORGANIZATION AGREEMENT

What are the general tax consequences of the Reorganization?

It is expected that shareholders of Baring China Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Developing Markets Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

For federal income tax purposes, the holding period of your Baring China Fund shares will be carried over to the holding period for Developing Markets Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date of the Reorganization.

One of the requirements to qualify as a tax-free reorganization under the Internal Revenue Code is that a significant portion of the assets of Baring China Fund continue to be used by Developing Markets Fund after the Reorganization. Due to the portfolio holdings of both Funds, it is expected that this requirement will be satisfied. As a result, prior to the Reorganization, it is not expected to be necessary for Baring China Fund to sell portfolio securities, other than in the ordinary course of its business as an open-end investment company, that do not conform to the investment objectives, strategies, policies, risks and restrictions of Developing Markets Fund for purposes of the Reorganization.

For further information about the tax consequences of the Reorganization, please see the section titled "Information About the Reorganization—What are the Tax Consequences of the Reorganization?"

How do the investment objectives and policies of the Funds compare?

      The chart below compares the Funds' overall investment objectives, investment strategies and other policies.

BARING CHINA FUND	DEVELOPING MARKETS FUND
Investment Objectives
The Fund seeks long-term capital appreciation.	The Fund aggressively seeks capital appreciation.
Investment Strategies

The Fund invests mainly in equity securities of Chinese companies. The Fund determines whether a company is economically tied to China based on the following criteria:

•     it is domiciled in China; or

•     its securities are quoted or traded on a Chinese stock exchange or other securities market; or

•     it derives 50% or more of its revenue from China; and

•     it has at 50% or more of its assets in China.

The Fund emphasizes investments in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into common stock and derivatives whose value is based on equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, of companies located in China. The Fund will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. The Fund can (but is not required to) invest up to 100% of its total assets in foreign securities.

The Fund considers equity securities of Chinese companies that are represented in the U.S. securities markets by American Depository Receipts ("ADRs" ) or similar depository arrangements to be Chinese equity securities for purposes of its investment allocations.
The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. The Fund will emphasize investments in growth companies.

The Fund mainly invests in common stocks of issuers in emerging and developing markets throughout the world.

•     In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the Manager believes are growing and gaining more stability.

•     The Fund will emphasize investments in common stocks and other equity securities.

•     Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.

•     The Fund may at times invest up to 100% of its total assets in foreign securities.

•     The Fund will emphasize investments in growth companies.

•     The Fund may invest in companies in any market capitalization range.

How are Securities Selected?

The Fund's portfolio managers combine top down country and sector insights with bottom-up stock analysis to determine candidates for the investment portfolio. In selecting investments, the portfolio managers follow a " growth at a reasonable price" or "GARP" investment style meaning that the portfolio managers seek to identify well-managed companies with strong growth potential and attractive share price valuations.

The portfolio managers use quantitative screening to narrow the size of the investment universe and then perform fundamental analysis on companies, focusing on long-term drivers and short-term catalysts relating principally to growth surprise, liquidity, management and valuations. The portfolio managers then seek to construct a broadly diversified portfolio that emphasizes companies rated highly from a bottom-up perspective in industries and sectors that are rated highly from a top down perspective. In evaluating prospective investments, the portfolio managers of the Fund utilize internal financial, economic and credit analysis resources as well as information obtained from external sources. Sell decisions are generally made based on one or more of the following conditions: the stock price meets long-term price targets; the stock is not meeting the portfolio managers' fundamental expectations; or the stock is no longer consistent with the portfolio managers' view of the economic or investment cycle.

In selecting securities, the Fund's portfolio manager evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign companies in developing markets with high growth potential. This approach includes fundamental analysis of a company 's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry.

In seeking diversification of the Fund 's portfolio, the portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

•     Companies that enjoy a strong competitive position in their industry.

•     Companies with a proven management record and the ability to take advantage of business opportunities.

•     Companies with newer or established businesses that are entering into a growth cycle.

•     Companies with accelerating earnings growth and cash flow whose stock is selling at a reasonable price.

•     Companies of different capitalization ranges.

•     Companies in diverse industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest any fixed amount of the Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks

Risks of Foreign Investing, Special Risks of Developing and Emerging Markets, Special Risks of Investing in China, Globalization Risks, Risks of Investing in Stock, Risks of Small- and Mid-Sized Companies

Risks of Investing in Stock, Risks of Growth Investing, Risks of Foreign Investing, Special Risks of Developing and Emerging Markets, Risks of Small- and Mid-Sized Companies
Who is the Fund Designed For?

The Fund is designed primarily for investors seeking capital appreciation over the long term from a fund that emphasizes investments in China. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in both emerging and developed foreign countries. Since the Fund does not seek income and the income from its investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term capital appreciation, the Fund may be appropriate for some portion of a long-term investment plan for investors with a high risk tolerance. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

The Fund is designed primarily for aggressive investors seeking capital growth over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for an aggressive growth fund focusing on stocks of issuers in developing and emerging markets. Because of its focus on long-term growth, the Fund may be appropriate for investors with a high risk tolerance and longer term investment goals. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Manager
OppenheimerFunds, Inc.	OppenheimerFunds, Inc.
Sub-Adviser
Baring Asset Management, Inc.	None
Portfolio Managers
Agnes Deng and William Fong	Justin Leverenz

As shown in the chart above, the Funds' investment objectives focus on long-term capital appreciation and each Fund seeks to invest in growth companies in developing markets.  While Baring China Fund invests primarily in equity securities of companies located in China, Hong Kong and Taiwan, Developing Markets Fund invests in common stocks of issuers in developing markets including the China region.

As of March 31, 2009, approximately 96.37% of Baring China Fund's portfolio consisted of foreign equities, approximately 2.25% consisted of cash and cash equivalents and approximately 1.38% consisted of structured notes. As of March 31, 2009, approximately 95.68% of Developing Markets Fund's portfolio consisted of foreign equities, approximately 4.30% consisted of cash and cash equivalents and approximately 0.02% consisted of foreign bonds.  Each Fund's portfolio was allocated across the following sectors:

Sector Allocation	Baring China Fund Allocation* (approximate as of 3/31/09 )	Developing Markets Fund Allocation* ( approximate as of 3/31/09)
• Financials	38.10%	19.65%
• Energy	17.85	8.82
• Telecommunication Services	11.26	11.27
• Industrials	10.58	5.12
• Consumer Discretionary	8.35	11.07
• Materials	7.38	3.66
• Utilities	3.80	-
• Information Technology	1.43	19.83
• Consumer Staples	1.25	19.19
• Healthcare	-	1.06
• Other	-	0.33
Regional Allocation	Baring China Fund Allocation* (approximate as of 3/31/09)	Developing Markets Fund Allocation* (approximate as of 3/31/09)
• Asia (excluding Japan)	88.39%	44.74%
• Latin America	8.79	26.61
• United States/Canada	2.25	4.31
• Emerging Europe	-	10.06
• Middle East/Africa	-	8.57
• Europe	-	5.71
• Other	0.57	-

* Unaudited

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Fee and Expense Comparison (Class A Shares). The table below shows the current contractual management fee schedule for each of the Funds. As shown in the table, as of January 31, 2009, Developing Markets Fund's effective management fee rate was 0.87%, whereas Baring China Fund's effective fee rate was 1.00% (not taking into account voluntary fee waivers and/or reimbursements in Baring China Fund for all share classes). Developing Markets Fund's fee schedule would be the fee schedule for the combined Funds upon successful completion of the Reorganization.

As of January 31, 2009, Developing Markets Fund had assets of approximately $4.28 billion. As of the same date, Baring China Fund had assets of only approximately $34.7 million and therefore has not benefitted from the additional breakpoints in its fee schedule on assets of more than $250 million. Although the advisory fees would be reduced at certain higher asset levels, the Manager does not believe the Fund will grow to those asset levels so the Fund is not expected to reach those breakpoints

The contractual management fee rates for both Funds are comparable across breakpoints and only vary above $7 billion in assets. A comparison at each management fee level is set forth in the chart below:

Baring China Fund		Developing Markets Fund
Assets (in $ million of average annual net assets)	Fee	Assets (in $ million of average annual net assets)	Fee
Up to 250	1.00%	Up to 250	1.00%
250 - 500	0.95%	250 - 500	0.95%
500 - 1,000	0.90%	500 - 1,000	0.90%
Over 1,000	0.85%	1,000 - 7,000	0.85%
		7,000 - 10,000	0.80%
		Over 10,000	0.75%
Effective fee as of 01/31/09	1.00%		0.87%

The pro forma effective management fee after the Reorganization is estimated to be 0.87%, which would be an approximately 0.13% reduction for Baring China Fund's shareholders immediately after the Reorganization.

     As shown in the current and pro forma tables below, total fund operating expenses across all share classes for shareholders of Baring China Fund are expected to decrease significantly as a result of the Reorganization. Net operating expenses are also expected to decrease significantly even after the voluntary class-level expense caps on those classes listed under each table, below, are applied. Generally, and consistent with industry practice, the Manager adds voluntary expense caps to new funds to help ensure that the overall expenses of the funds are reasonable while the funds are smaller and gathering assets. The Manager added these voluntary class-level expense caps to Baring China Fund's share classes when the Fund was first offered in January 2007. If the Reorganization is approved, the expense caps would not apply after the Reorganization.  If the Reorganization is not approved, the Manager plans to withdraw the expense caps for Baring China Fund.

CURRENT AND PRO FORMA FEE TABLES

For Classes A, B, C, N and Y for the 12-month period as of January 31, 2009

Each Fund pays a variety of expenses directly for management of their respective assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund's assets to calculate the Fund's net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

The tables below reflect the fees and expenses for each of the Funds and the "pro forma" fees and expenses for the surviving Developing Markets Fund upon the successful completion of the Reorganization, as of January 31, 2009. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each Fund. The pro forma fees and expenses of the surviving Developing Markets Fund show what the fees and expenses are expected to be after giving effect to the Reorganization, based on assets as of January 31, 2009. The expenses to be incurred by each Fund in connection with the Reorganization are not included in the combined pro forma fees and expenses below. For more information on these estimated expenses, please see the discussion under "Information About the Reorganization – Who will pay the expenses of the Reorganization?"

(CLASS A SHARES)	Baring China Fund	Developing Markets Fund	Baring China/Developing Markets Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (deducted from fund assets) (as a percentage of average daily net assets)
Management Fees	1.00%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.67%	0.36%	0.36%
Total Fund Operating Expenses	1.92%	1.48%	1.48%

"Management Fees" in the table above reflect assets calculated based on assets as of January 31, 2009.

"Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year.  After the transfer agent waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class A shares as percentages of average daily net assets were the same as shown above for Developing Markets Fund.
The Manager has voluntarily undertaken to waive a portion of Baring China Fund's management fee and/or reimburse expenses such that total net operating expenses for Class A shares do not exceed 1.60%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.35% and 1.60% for Baring China Fund.
After the Reorganization, after the transfer agent waiver is applied, the actual "Other Expenses" and "Total Fund Operating Expenses" are expected to be the same as shown above for the surviving Fund. Expenses may vary in future years.

(CLASS B SHARES)	Baring China Fund	Developing Markets Fund	Baring China/Developing Markets Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%[2]	5%[2]	5%[2]
Annual Fund Operating Expenses (deducted from fund assets) (as a percentage of average daily net assets)
Management Fees	1.00%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.99%	1.00%	1.00%
Other Expenses	1.04%	0.41%	0.42%
Total Fund Operating Expenses	3.03%	2.28%	2.29%

"Management Fees" in the table above reflect assets calculated based on assets as of January 31, 2009.

"Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year. After the transfer agent waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class B shares as percentages of average daily net assets were the same as shown above for Developing Markets Fund.

The Manager has voluntarily undertaken to waive a portion of Baring China Fund's management fee and/or reimburse expenses such that total net operating expenses for Class B shares do not exceed 2.35%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.35% and 2.35% for Baring China Fund.

After the Reorganization, after the transfer agent waiver is applied, the actual "Other Expenses" and "Total Fund Operating Expenses" are expected to be the same as shown above for the surviving fund. Expenses may vary in future years.

(CLASS C SHARES)	Baring China Fund	Developing Markets Fund	Baring China/Developing Markets Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[3]	1%[3]	1%[3]
Annual Fund Operating Expenses (deducted from fund assets) (as a percentage of average daily net assets)
Management Fees	1.00%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.63%	0.31%	0.31%
Total Fund Operating Expenses	2.63%	2.18%	2.18%

"Management Fees" in the table above reflect assets calculated based on assets as of January 31, 2009.

"Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year. After the transfer agent waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class C shares as percentages of average daily net assets were the same as shown above for Developing Markets Fund.
The Manager has voluntarily undertaken to waive a portion of Baring China Fund's management fee and/or reimburse expenses such that total net operating expenses for Class C shares do not exceed 2.35%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.35% and 2.35% for Baring China Fund.

After the Reorganization, after the transfer agent waiver is applied, the actual "Other Expenses" and "Total Fund Operating Expenses" are expected to be the same as shown above for the surviving fund. Expenses may vary in future years.

(CLASS N SHARES)	Baring China Fund	Developing Markets Fund	Baring China/Developing Markets Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[4]	1%[4]	1%[4]
Annual Fund Operating Expenses (deducted from fund assets) (as a percentage of average daily net assets)
Management Fees	1.00%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.49%	0.49%	0.49%
Other Expenses	0.74%	0.83%	0.83%
Total Fund Operating Expenses	2.23%	2.19%	2.19%

"Management Fees" in the table above reflect assets calculated based on assets as of January 31, 2009.

"Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year. After the waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class N shares as percentages of average daily net assets were 0.42% and 1.78% for Developing Markets Fund.
The Manager has voluntarily undertaken to waive a portion of Baring China Fund's management fee and/or reimburse expenses such that total net operating expenses for Class N shares do not exceed 1.85%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.36% and 1.85% for Baring China Fund.
After the Reorganization, after the transfer agent waiver is applied, the actual "Other Expenses" and "Total Fund Operating Expenses" are expected to be 0.42% and 1.78%. Expenses may vary in future years.

(CLASS Y SHARES)	Baring China Fund	Developing Markets Fund	Baring China/Developing Markets Combined Pro Forma Expenses
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (deducted from fund assets) (as a percentage of average daily net assets)
Management Fees	1.00%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.18%	0.26%	0.26%
Total Fund Operating Expenses	1.18%	1.13%	1.13%

"Management Fees" in the table above reflect assets calculated based on assets as of January 31, 2009.

"Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Funds pay. The Transfer Agent has voluntarily undertaken to the Funds to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year. After the waiver was applied, the actual "Other Expenses" and "Total Fund Operating Expenses" for Class Y shares as percentages of average daily net assets were the same as shown above for Developing Markets Fund.
The Manager has voluntarily undertaken to waive a portion of Baring China Fund's management fee and/or reimburse expenses such that total net operating expenses for Class Y shares do not exceed 1.35%. After the voluntary management fee and transfer agent fee waivers were applied, the actual "Other Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were the same as shown above for Baring China Fund.

After the Reorganization, after the transfer agent waiver is applied, the actual "Other Expenses" and "Total Fund Operating Expenses" are expected to be the same as shown above for the surviving fund. Expenses may vary in future years.

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.

2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.

3.	Applies to shares redeemed within 12 months of purchase.

4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Examples

The examples below are intended to help you compare the cost of investing in Baring China Fund, Developing Markets Fund, and the surviving Developing Markets Fund after the Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

Baring China Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$760	$1,149	$1,561	$2,709
Class B	$811	$1,250	$1,815	$2,884[2]
Class C	$370	$828	$1,413	$3,002
Class N	$329	$705	$1,208	$2,593
Class Y	$121	$377	$653	$1,440

Baring China Fund

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$760	$1,149	$1,561	$2,709
Class B	$311	$950	$1,615	$2,884[2]
Class C	$270	$828	$1,413	$3,002
Class N	$229	$705	$1,208	$2,593
Class Y	$121	$377	$653	$1,440

Developing Markets Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,019	$1,342	$2,254
Class B	$734	$1,020	$1,434	$2,252[2]
Class C	$323	$689	$1,182	$2,540
Class N	$324	$693	$1,187	$2,551
Class Y	$116	$361	$626	$1,382

Developing Markets Fund

If shares are not redeemed[3] :	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,019	$1,342	$2,254
Class B	$234	$720	$1,234	$2,252[2]
Class C	$223	$689	$1,182	$2,540
Class N	$224	$693	$1,187	$2,551
Class Y	$116	$361	$626	$1,382

Pro Forma Surviving Developing Markets Fund (Post-Reorganization)

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,019	$1,342	$2,254
Class B	$735	$1,023	$1,439	$2,258[2]
Class C	$323	$689	$1,182	$2,540
Class N	$324	$693	$1,187	$2,551
Class Y	$116	$361	$626	$1,382

Pro Forma Surviving Developing Markets Fund (Post-Reorganization)

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,019	$1,342	$2,254
Class B	$235	$723	$1,239	$2,258[2]
Class C	$223	$689	$1,182	$2,540
Class N	$224	$693	$1,187	$2,551
Class Y	$116	$361	$626	$1,382

1.	In the "If shares are redeemed" examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.

2.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

3.	In the "If shares are not redeemed" examples, the Class A expenses include the initial sales charge, but Class B and Class C e xpenses do not include the contingent deferred sales charges.

Tables showing each Fund's Annual Total Operating Expenses and expense cost examples for its most recently completed fiscal year can be found, respectively, in the prospectus of Developing Markets Fund dated January 2, 2009, as supplemented April 3, 2009 and the prospectus of Baring China Fund dated September 26, 2008, as supplemented January 6, 2009 each of which are incorporated herein by reference.

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

The following tables set forth the existing capitalization (unaudited) of Baring China Fund and Developing Markets Fund as of January 31, 2009, and the expected pro forma combined capitalization of Developing Markets Fund as of August 7, 2009, as if the Reorganization had occurred on that date.

Baring China Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$21,890,156	3,081,245	$7.10
Class B	$3,776,486	538,517	$7.01
Class C	$7,061,018	1,008,073	$7.00
Class N	$854,231	120,719	$7.08
Class Y	$1,128,204	157,992	$7.14
TOTAL	$34,710,095	4,906,546

Developing Markets Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$2,802,916,251	189,203,092	$14.81
Class B	$107,008,994	7,250,770	$14.76
Class C	$392,584,860	27,306,117	$14.38
Class N	$122,587,562	8,518,126	$14.39
Class Y	$858,730,226	58,600,445	$14.65
TOTAL	$4,283,827,993	290,878,550

Developing Markets Fund (Pro Forma Surviving Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$2,824,806,407	190,680,726	$14.81
Class B	$110,785,480	7,506,659	$14.76
Class C	$399,645,878	27,797,244	$14.38
Class N	$123,441,793	8,577,483	$14.39
Class Y	$859,858,430	58,677,435	$14.65
TOTAL	$4,318,537,988	293,239,547

* Reflects the issuance of 1,477,634.30 Class A shares, 255,889.06 Class B shares, 491,126.77 Class C shares, 59,357.14 Class N shares and 76,989.55 Class Y shares of Developing Markets Fund in a tax-free exchange for the net assets of Baring China Fund, aggregating 2,360,996.83.

How have the Funds performed?

The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund's performance for Class A shares from year to year for the last ten calendar years (or less, if applicable) and (ii) tables detailing how the average annual total returns of each Fund's shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for Baring China Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Baring China Fund Annual Total Returns
12/31/07	N/A*
12/31/08	-52.54%

* Because the Fund commenced operations on January 31, 2007, performance information for a full calendar year is not available.

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2009 through March 31, 2009, the cumulative return (not annualized) before taxes for Class A shares was 2.93%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 35.53% (3rd Qtr 07) and the lowest return (not annualized) before taxes for a calendar quarter was -27.93% (1st Qtr 08).

Annual Total Returns for Developing Markets Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Developing Markets Fund Annual Total Returns
12/31/99	82.30%
12/31/00	-5.26%
12/31/01	-5.73%
12/31/02	-1.60%
12/31/03	65.23%
12/31/04	33.00%
12/31/05	41.23%
12/31/06	25.18%
12/31/07	33.86%
12/31/08	-48.03%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2009 through March 31, 2009, the cumulative return (not annualized) before taxes for Class A shares was -0.31%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 39.24% (4th Qtr 99) and the lowest return (not annualized) before taxes for a calendar quarter was -28.07% (4th Qtr 08).

Baring China Fund
Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 1/31/07) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	-55.27% -55.27% -35.92%	-13.59% -13.89% -11.49%
Class B Shares (inception 1/31/07)	-55.24%	-13.44%
Class C Shares (inception 1/31/07)	-53.39%	-11.63%
Class N Shares (inception 1/31/07)	-53.14%	-11.16%
Class Y Shares (inception 1/31/07)	-52.39%	-10.64%
MSCI Zhong Hua Index (reflects no deduction for fees, expenses or taxes)	-50.86%	-12.39%[1]
MSCI China Free Index (reflects no deduction for fees, expenses or taxes)	-50.55%	-7.62%[1]

1.   From 1/31/07

Developing Markets Fund
Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or Life of Class, if less)
Class A Shares (inception 11-18-96) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	-51.02% -53.87% -29.94%	9.04% 6.60% 7.91%	15.10% 13.44% 13.47%
Class B Shares (inception 11-18-96)	-50.04%	9.27%	15.26%
Class C Shares (inception 11-18-96)	-48.71%	9.55%	14.93%
Class N Shares (inception 3-01-01)	-48.55%	9.92%	11.15%
Class Y Shares (inception 9-07-05)	-47.84%	1.23%	N/A
Morgan Stanley Capital International (MSCI) Emerging Markets Index	-53.18%	8.02% 1.69%[1]	9.31% 9.33%[2]

1.	From 8/31/05

2.	From 2/28/01

The average annual total returns of Class A shares since the Funds' respective inception dates were -13.59% for Baring China Fund and 11.67% for Developing Markets Fund. The average annual total returns of Class A shares for Developing Markets Fund since Baring China Fund's inception date, January 31, 2007, was -19.43%.

For each Fund, the average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

The Baring China Fund's performance is compared to the performance of the MSCI Zhong Hua Index, an unmanaged index which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of China and Hong Kong and is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong), and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors). The Developing Markets Fund's performance is compared to the performance of the MSCI Emerging Markets Index, an unmanaged index of equity securities of issuers in 25 developing markets. The indices performance includes income reinvestment of income but does not reflect any transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

Management's Discussion of Developing Markets Fund's Performance

A discussion of the performance of Developing Markets Fund can be found in its annual report dated August 31, 2008, which is incorporated herein by reference.

HOW DO the Principal Risks of InvestING in the Funds differ?

The Funds' Overall Risk and Main Risks of Investing

Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds' goals depends upon market conditions, generally, and on each Fund's portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds' investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

     The allocation of each Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. Baring China Fund invests mainly in equity securities of Chinese companies. Developing Markets Fund invests mainly in common stocks of issuers in emerging and developing markets throughout the world. Both Baring China Fund and Developing Markets Fund are generally more aggressive than funds that invest in both stocks and bonds or funds that do not invest in growth and emerging markets stocks. Both Funds generally do not use income-oriented investments to help cushion the Funds' total return from changes in stock prices. The Manager does not believe that the Reorganization will materially increase overall investment risks for shareholders of either Fund.

Risks of Investing in Stock. The value of the Funds' portfolios may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. A variety of factors can affect the price of a particular company's stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include: poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry. At times, the Funds may emphasize investments in a particular industry or sector. To the extent that a Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Because Developing Markets Fund invests primarily in stocks of foreign growth companies, the value of the Fund's portfolio will be affected by changes in the economic and other factors in particular regions, such as Asia, Latin America, and Eastern Europe.

Both Funds invest primarily in common stocks. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Risks of Foreign Investing. Both Funds can invest up to 100% of their assets in securities of foreign companies. Unlike Baring China Fund which invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies located in China, Developing Markets Fund will invest at least 80% of its net assets plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets. The Funds may buy stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Funds consider securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets, and securities of foreign issuers that are represented in the United States securities markets by American Depository Receipts ("ADRs") or similar depository arrangements, to be "foreign securities" for purposes of its investment allocations. The Funds may also buy debt securities issued by foreign companies. They may buy debt securities issued by foreign governments or their agencies, but debt securities are not expected to be a main investment strategy of the Funds.

While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Funds may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors.

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Funds are delayed in settling a purchase or sale transaction, they may not receive any return on the invested assets or they may lose money if the value of the security declines. It may also be more expensive for the Funds to buy or sell securities in certain foreign markets than in the United States, which may increase the Funds' expense ratio.

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

Foreign Governmental and Regulatory Risks. Foreign companies are not subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Funds' investment. The value of the Funds' foreign investments may be affected if they experience difficulties in enforcing legal judgments in foreign courts.

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.

Time-Zone Arbitrage. The Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Funds invest a significant amount of their assets in securities traded in foreign markets, they may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when each Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Funds' use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Funds and the Board believe to be their fair value, may help deter those activities.

Special Risks of Developing and Emerging Markets. Under normal market conditions, the Developing Markets Fund will invest at least 80% of its net assets plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets. Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.

Risks of Growth Investing. Both Funds emphasize investments in growth companies. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Current examples include companies in the fields of telecommunications, computer software, and new consumer products.

If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Small- and Mid-Sized Companies. The Funds may buy securities issued by companies of any size or market capitalization range. Small- and mid-sized companies may be either established or newer companies. While smaller companies might offer greater opportunities for gains than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes, and it might be harder for the Funds to dispose of their holdings at an acceptable price when they want to sell them. Small- and mid-sized companies may have smaller product lines or lack established markets for their products or services and may be dependent on only a few customers or suppliers for a greater amount of their business. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may lack liquidity in a declining market. They may have unseasoned management or less depth in management skill than larger, more established companies. Smaller companies may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Funds realize a gain on an investment in the stock of a small- or mid-sized company, if they realize any gain at all.

Investing in Small, Unseasoned Companies. The Funds may invest in the securities of small, unseasoned companies that have been in operation for less than three years. In addition to the risks of other small-sized issuers, the price of the securities of these companies may be particularly volatile, especially in the short term, and may have very limited liquidity. Securities of smaller, newer companies are also subject to greater risks of default than those of larger, more established issuers. Because small-sized company stocks may trade infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If successful, price arbitrage might interfere with the efficient management of the Funds' portfolio because the Funds may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Regional Focus. At times, the Developing Markets Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund's holdings.

Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Other Investment Strategies

To seek its objective, each Fund may also use the investment techniques and strategies described below. The Funds might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity Securities. In addition to common stocks, both Funds can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks have a set dividend rate and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Funds the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Funds consider some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Investing in Domestic Securities. The Funds can invest in common and preferred stocks and debt securities of U.S. companies. They can also hold U.S. corporate and government debt securities for defensive and liquidity purposes. Under normal market conditions Developing Markets Fund does not expect to invest a significant amount of its assets in securities of U.S. issuers.

Debt Securities. Developing Markets Fund can invest up to 35% of its net assets in debt securities. This can include debt securities of foreign companies and governments, including those in developing countries. However, the Fund does not invest for income and does not expect to invest significant amounts in debt securities, unless they are convertible securities considered to be "equity equivalents," or debt securities purchased for temporary defensive or liquidity purposes.

Investing in Special Situations. At times, the Funds may seek to benefit from what they consider to be "special situations," such as mergers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Derivative Investments. The Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Funds to increase or decrease their exposure to certain markets or risks very quickly. The Funds may use derivatives to seek to increase their investment return or for hedging purposes. The Funds are not required to use derivatives in seeking its investment objective or for hedging and might not do so. Options, futures and forward contracts are some of the types of derivatives the Funds can use. The Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Funds have percentage limits on their use of hedging instruments and are not required to use hedging instruments in seeking their objective.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by a Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Funds may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Funds could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Funds may also lose money on a derivative investment if the issuer fails to pay the amount due.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Funds' portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce their return or create a loss.

Illiquid Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. The Funds will not invest more than 10% of their net assets in illiquid or restricted securities. The Board can increase that limit to 15%. The Manager monitors the Funds' holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. Both Funds may loan its portfolio securities to brokers, dealers and financial institutions to seek income. Each Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Funds may lose money on their investment of cash collateral or may fail to earn sufficient income on their investment to meet their obligations to the borrower. The Funds' portfolio loans must comply with the collateralization and other requirements of the Funds' securities lending agreement, their securities lending procedures and applicable government regulations. Each Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager (defined in this section to include the Sub-Adviser in the case of Baring China Fund) and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Funds and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds. That may result in another fund or account holding investment positions that are adverse to the Funds' investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Funds. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Funds or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Funds and, as a result, the value of securities held by the Funds or the Funds' investment strategies may be adversely affected. The Funds' investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Funds may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Funds' investment activities and affect their performance.

Investments by "Funds of Funds." Class Y shares of Developing Markets Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund's assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes.

Investments in Oppenheimer Institutional Money Market Fund. Each Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. Each Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended, (the "Investment Company Act") and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to each Fund directly. At the time of an investment, the Funds cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Funds' advisory fee to the extent of the Funds' share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in investments that may be inconsistent with the Funds' principal investment strategies. Generally, the Funds would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Funds might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Funds invest in these securities, they might not achieve their investment objectives.

Portfolio Turnover. A change in the securities held by a Fund is known as "portfolio turnover." The Funds may engage in active and frequent trading to try to achieve their investment objectives and may, at times, have portfolio turnover rates of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Funds realize capital gains when they sell investments, they generally must pay those gains to shareholders, increasing their taxable distributions.

The following tables show the portfolio turnover rate for each Fund during past fiscal years:

	Year Ended May 31, 2008	Year Ended May 31, 2007
Baring China Fund	173%	25%[1]
1.	Since inception (1/31/07)

	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2004
Developing Markets Fund	51%	40%	65%	28%	15%

The risks described above collectively form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either Fund will achieve its investment objective.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Share Classes

Each Fund offers investors five different classes of shares: Class A, Class B, Class C, Class N and Class Y. The features of each of Baring China Fund's share classes are identical to the features of the same share classes of Developing Markets Fund. Each Fund's different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices.

Purchases, Redemptions and Exchanges

The procedures for purchases, redemptions and exchanges of shares of the Funds are the same. Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both Funds have a maximum initial sales charge of 5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge ("CDSC") of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a CDSC upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of Class N shares, a CDSC of 1% may be deducted.

Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Baring China Fund shares exchanged for Developing Markets Fund shares as a result of the Reorganization. However, any CDSC that applies to Baring China Fund shares as of the date of the exchange will carry over to Developing Markets Fund shares received in the Reorganization.

Dividends and Distributions

Both Funds intend to declare dividends separately for each class of shares (as applicable) from net investment income and to pay dividends on an annual basis. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans, (v) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds, (vi) AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and Internet redemption and exchange privileges and (ix) wire redemptions of fund shares (for a fee). All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds' respective prospectuses. For additional information, please see the section in the current Prospectus of Developing Markets Fund titled "ABOUT YOUR ACCOUNT," provided along with this combined Prospectus and Proxy Statement.

Special Account Features

When your shares of Baring China Fund are exchanged for shares of Developing Markets Fund, any special account features (such as an Asset Builder Plan or Automatic Withdrawal Plan) selected for your Baring China Fund account will be continued for your new Developing Markets Fund account (if those features are available for Developing Markets Fund) unless you instruct the Transfer Agent otherwise. If you currently own shares in both Funds and have selected the same special account features for each Fund (such as an Automatic Withdrawal Plan for both Funds) and the accounts have identical account attributes (e.g., account holder's name, address, appropriate bank accounts), the special account feature options you selected for your Baring China Fund account will be applied to the special account features selected for your Developing Markets Fund account, unless you instruct the Transfer Agent otherwise.

OTHER COMPARISONS BETWEEN THE FUNDS

The description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund's Prospectus and Statement of Additional Information, which are incorporated herein by reference.

Management of the Funds

Both Baring China Fund and Developing Markets Fund are governed by the same Board of Trustees, which is responsible for protecting the interests of each Fund's shareholders under Massachusetts law, and other relevant laws. For a listing of the Developing Markets Fund's Board of Trustees and biographical information, please refer to the Statement of Additional Information for Developing Markets Fund, which you may receive a free copy of by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Investment Management and Fees

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment adviser for both Funds. The Manager manages the assets of and makes the investment decisions for Developing Markets Fund. Pursuant to the sub-advisory agreement between the Manager and Baring, Baring manages the assets of and makes the investment decisions for Baring China Fund. The Manager and/or the Sub-Adviser employ each Fund's portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments. Baring China Fund is managed by portfolio managers Agnes Deng and William Fong. Developing Markets Fund is managed by Justin Leverenz.

Both Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment adviser since January 1960. The Manager (including subsidiaries and affiliates) managed more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Shareholder Services

The services provided to Baring China Fund shareholders before the Reorganization would not change once they became shareholders of Developing Markets Fund after the Reorganization.

Distribution Services

OFDI acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares. Both Baring China Fund and Developing Markets Fund have adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts and makes these payments quarterly, based on an annual rate of up to 0.25% of the Class A shares' daily net assets to pay dealers, brokers, banks and financial institutions for providing personal services and account maintenance to their Class A shareholders.

Both Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under each Fund's plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Funds.

"Financial intermediaries" are firms that offer and sell shares of the Funds to their clients, or provide shareholder services to the Funds, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Funds' shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this combined Prospectus and Proxy Statement.

Transfer Agency and Custody Services

Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as Transfer Agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of both Funds, are substantially similar. JPMorgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, New York 11245, acts as custodian for both Funds.

Shareholder Rights

The rights of shareholders under both Funds' Declaration of Trusts are substantially similar. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act.

     Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if they seek to change a fundamental investment policy. The Trustees of Developing Markets Fund will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold in the aggregate the lesser of (1) shares of the Fund valued at $25,000 or more at current offering price, or (2) shares constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

How will the Reorganization be carried out?

If the shareholders of Baring China Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Baring China Fund and Developing Markets Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about August 7, 2009, and the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about August 6, 2009.

If the shareholders of Baring China Fund vote to approve the Reorganization Agreement, substantially all of the assets of Baring China Fund will be transferred to Developing Markets Fund in exchange for shares of Developing Markets Fund, and you will receive Class A, Class B, Class C, Class N or Class Y shares of Developing Markets Fund equal in value to the value as of the Valuation Date of your shares of Baring China Fund. The shares of Developing Markets Fund will be recorded electronically in each shareholder's account. Developing Markets Fund will then send a confirmation to each shareholder. Baring China Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Baring China Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same portfolio valuation procedures.

Shareholders of Baring China Fund who vote their Class A, Class B, Class C, Class N and Class Y shares in favor of the Reorganization will be electing in effect to redeem their shares of Baring China Fund at net asset value on the Valuation Date, after Baring China Fund subtracts a cash reserve ("Cash Reserve"), and reinvests the proceeds in Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund at net asset value as of the proceeding day. The Cash Reserve is an amount retained by Baring China Fund for the payment of Baring China Fund's outstanding debts, taxes and expenses of liquidation following the Reorganization. Developing Markets Fund is not assuming any debts of Baring China Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Baring China Fund on or before the Closing Date. Baring China Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Baring China Fund's activities. Following the Reorganization, Baring China Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either Baring China Fund or Developing Markets Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Baring China Fund.

Who will pay the expenses of the Reorganization?

     Each Fund will incur expenses in connection with the Reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. OFI has estimated total merger-related costs to be approximately $75,750 for Baring China Fund and $35,750 for Developing Markets Fund. OFI has agreed to pay $37,875 of the total merger-related costs incurred by Baring China Fund and the all of the total merger-related costs incurred by Developing Markets Fund. OFI does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Baring China Fund and Developing Markets Fund, it is expected to be the opinion of Kramer Levin Naftalis & Frankel LLP ("tax opinion") that; (i) shareholders of Baring China Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Developing Markets Fund; (ii) shareholders of Developing Markets Fund will not recognize any gain or loss upon receipt of Baring China Fund's assets and (iii) the holding period of Developing Markets Fund shares received in that exchange will include the period that Baring China Fund shares were held (provided such shares were held as a capital asset on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization. Please see the Reorganization Agreement for more details.

If the tax opinion is not received by the Closing Date, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months. Although not likely, in the event the tax opinion is not received, the Reorganization may not qualify as a tax-free reorganization. On or prior to the Valuation Date, Baring China Fund may pay a dividend which would have the effect of distributing to Baring China Fund's shareholders all of Baring China Fund's investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of Baring China Fund's shareholders as ordinary income and capital gain, respectively.

If Baring China Fund had any capital loss carry-forwards on the date of the Reorganization, they would be allowed to be assumed by Developing Markets Fund, and they would not expire unused, provided they are used within the eight-year period allowed for the use of such carry-forwards. As of May 31, 2008, Baring China Fund had approximately $17,605,565 in capital loss carry-forwards, all of which was post-October losses, based on actual investment trading activity through that date. The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

REASONS FOR THE REORGANIZATION

Board Considerations

     At meetings of the Board of Trustees of Baring China Fund and Developing Markets Fund held on March 27, 2009 and April 14, 2009, the Board considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Board's independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund's respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Board.

The Board of Trustees considered the significantly smaller size of Baring China Fund and the Manager's view that shareholders of Baring China Fund would benefit from economies of scale associated with a larger fund as a result of the combined assets which would realize a lower management fee breakpoint than the Baring China Fund's assets would realize on its own. The Board received and considered information showing that the contractual management fee rate paid by shareholders of Baring China Fund will decrease significantly, and that the total fund operating expenses are expected to decrease across all share classes of Baring China Fund.

The Board of Trustees also considered that Developing Markets Fund also has a 12-year performance history whereas Baring China Fund has only a 2-year performance history, and that Developing Markets Fund has performed better than Baring China Fund over the 1-year and since-inception periods for each fund, and has had strong 5- and 10-year performance. The Board further considered that the Manager believes that Baring China Fund's short performance history has been strained by the challenging market environment over the past 18 months, and that Baring China Fund's performance, although generally in-line with its benchmark, and its average ranking by Lipper and Morningstar has hindered its asset growth.

The Board of Trustees received and considered information demonstrating that since Baring China Fund's inception in 2007, assets have grown slowly and Baring China Fund remains a small fund, and considered that the Manager does not believe that the growth prospects for Baring China Fund are as strong as for Developing Markets Fund.

The Board of Trustees also considered the similarities of the two Funds, including that they have the similar investment objectives, investment strategies and risks, and portfolio investments. The Board further considered that while both Funds have similar investment objectives they are managed by two different portfolio management teams at different investment advisers. The Board considered the costs savings that could result from the Reorganization, including from: (1) combining portfolio management activities into one investment team (2) the consolidation of compliance and other administrative functions, (3) the elimination of the need to differentiate the Funds in the marketplace, and (4) elimination of costs associated with the preparation, printing, and mailing of prospectuses and shareholder reports for Baring China Fund.

The Board of Trustees also considered that both Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor's Agreements and transfer agency Service Agreements are substantially similar for both Funds.

The Board of Trustees also considered the estimated costs of the Reorganization to the Funds. The Board of Trustees also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board of Trustees concluded that Baring China Fund's participation in the transaction was in the best interests of Baring China Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Baring China Fund or Developing Markets Fund.

After consideration of the above factors, as well as other considerations, and such information as the Board of Trustees of Baring China Fund deemed relevant, the Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of Developing Markets Fund, Baring China Fund or the Manager (the "Independent Trustees"), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Baring China Fund.

Developing Markets Fund shareholders do not vote on the Reorganization. The Board of Trustees of Developing Markets Fund, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement after it determined that the Reorganization was in the best interests of Developing Markets Fund and its shareholders and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of Baring China Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Baring China Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

Both Baring China Fund and Developing Markets Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statements of Additional Information for each Fund for descriptions of those investment restrictions, which are incorporated by reference into this combined Prospectus and Proxy Statements and the Statement of Additional Information dated May 29, 2009, related to this Reorganization.

VOTING INFORMATION

How do I vote?

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-866-796-7172. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a Proxy."

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

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Telephone Voting. Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions. After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Baring China Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the Proposal listed on the proxy ballot, and ask for the shareholder's instructions on such Proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled "Solicitation of Proxies."

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Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

Shareholders of record of Baring China Fund at the close of business on May 14, 2009 (the "Record Date") will be entitled to vote at the Meeting. On May 14, 2009, there were ____________ outstanding shares of Baring China Fund, consisting of __________ Class A shares, ____________ Class B shares, _____________ Class C shares, _____________ Class N shares and ____________ Class Y shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Baring China Fund held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail. You may direct the proxy holders to vote your shares on the Proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the Proposal by checking the "ABSTAIN" box.

Quorum and Required Vote

The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of Baring China Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Developing Markets Fund shareholders do not vote on the Reorganization.

     The presence in person or by proxy of 30% of Baring China Fund's shares outstanding and entitled to vote constitutes a quorum. Shares whose proxies reflect an abstention on the Proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Proposal. However, with respect to this Proposal, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote "against" the Proposal. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to, without further notice, adjourn the meeting from time to time until a quorum shall attend.

If a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds' shareholders.

Solicitation of Proxies

Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Baring China Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Baring China Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Baring China Fund's expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost of engaging a proxy solicitation firm would not exceed approximately $24,000, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total Reorganization-related costs discussed earlier (see the discussion in "Who will pay the expenses of the Reorganization?" beginning on page 34 for more details).

Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The Altman Group, Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

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Voting By Broker-Dealers. Shares owned of record by broker-dealers (or record owners) for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power ("broker non-vote") to vote such street account shares on the Proposal under applicable stock exchange rules. Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes "for" or "against" the Proposal. Beneficial owners of street account shares cannot vote at the meeting. Only record owners may vote at the meeting.

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Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Trustees of Baring China Fund does not intend to bring any matters before the Meeting other than those described in this combined Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

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Shareholder Proposals. The Funds are not required and do not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund's proxy materials for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

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Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, Colorado 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934, as amended, and the Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Householding of Reports to Shareholders and Other Funds' Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called "householding," benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.647.7374. You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Principal Shareholders

As of March 27, 2009, the officers and Trustees of Baring China Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of March 27, 2009, the only persons who owned of record or were known by Baring China Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of March 27, 2009, the officers and Trustees of Developing Markets Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of March 27, 2009, the only persons who owned of record or were known by Developing Markets Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED

PROSPECTUS AND PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of July 31, 2009, by and between Oppenheimer Baring China Fund ("Baring China Fund"), a Massachusetts business trust and Oppenheimer Developing Markets Fund ("Developing Markets Fund"), a Massachusetts business trust.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Baring China Fund through the acquisition by Developing Markets Fund of substantially all of the assets of Baring China Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund and the assumption by Developing Markets Fund of certain liabilities of Baring China Fund, which Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund are to be distributed by Baring China Fund pro rata to its shareholders in complete liquidation of Baring China Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.     The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Developing Markets Fund of substantially all of the assets of Baring China Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund and the assumption by Developing Markets Fund of certain liabilities of Baring China Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y of Developing Markets Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Baring China Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Baring China Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Baring China Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Baring China Fund; redemption requests received by Baring China Fund after that date shall be treated as requests for the redemption of the shares of Developing Markets Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.     On the Closing Date (as hereinafter defined), all of the assets of Baring China Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Baring China Fund sufficient in its discretion for the payment of the expenses of Baring China Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10.E, shall be delivered as provided in Section 8 to Developing Markets Fund, in exchange for and against delivery to Baring China Fund on the Closing Date of a number of Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund, having an aggregate net asset value equal to the value of the assets of Baring China Fund so transferred and delivered.

3.     The net asset value of Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund and the value of the assets of Baring China Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund and the Class A, Class B, Class C, Class N and Class Y shares of Baring China Fund shall be done in the manner used by Developing Markets Fund and Baring China Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Developing Markets Fund in such computation shall be applied to the valuation of the assets of Baring China Fund to be transferred to Developing Markets Fund.

Baring China Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Baring China Fund's shareholders all of Baring China Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.     The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.     In conjunction with the Closing, Baring China Fund shall distribute on a pro rata basis to the shareholders of Baring China Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund received by Baring China Fund on the Closing Date in exchange for the assets of Baring China Fund in complete liquidation of Baring China Fund; for the purpose of the distribution by Baring China Fund of Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund to Baring China Fund's shareholders, Developing Markets Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund on the books of Developing Markets Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Baring China Fund in accordance with a list (the "Shareholder List") of Baring China Fund shareholders received from Baring China Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Baring China Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Baring China Fund, indicating his or her share balance. Baring China Fund agrees to supply the Shareholder List to Developing Markets Fund not later than the Closing Date. Shareholders of Baring China Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Developing Markets Fund which they received.

6.     Within one year after the Closing Date, Baring China Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Developing Markets Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Baring China Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Baring China Fund outstanding on the Valuation Date.

7.     Prior to the Closing Date, Baring China Fund's portfolio shall be analyzed to ensure that the requisite percentage of Baring China Fund's portfolio meets Developing Markets Fund's investment policies and restrictions so that, after the Closing, Developing Markets Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Baring China Fund shall deliver to Developing Markets Fund two copies of a list setting forth the securities then owned by Baring China Fund. Promptly after the Closing, Baring China Fund shall provide Developing Markets Fund a list setting forth the respective federal income tax bases thereof.

8.     Portfolio securities or written evidence acceptable to Developing Markets Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Baring China Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Baring China Fund on the Closing Date to Developing Markets Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Developing Markets Fund for the account of Developing Markets Fund. Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund being delivered against the assets of Baring China Fund, registered in the name of Baring China Fund, shall be transferred to Baring China Fund on the Closing Date. Such shares shall thereupon be assigned by Baring China Fund to its shareholders so that the shares of Developing Markets Fund may be distributed as provided in Section 5.

If, at the Closing Date, Baring China Fund is unable to make delivery under this Section 8 to Developing Markets Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Baring China Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Baring China Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Baring China Fund will deliver to Developing Markets Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Developing Markets Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Developing Markets Fund.

9.     Developing Markets Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Baring China Fund, but Baring China Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Baring China Fund. Baring China Fund and Developing Markets Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document. Any other out-of-pocket expenses of Developing Markets Fund and Baring China Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Baring China Fund and Developing Markets Fund, respectively, in the amounts so incurred by each.

10.     The obligations of Developing Markets Fund hereunder shall be subject to the following conditions:

A.     The Board of Trustees of Baring China Fund shall have authorized the execution of the Agreement, and the shareholders of Baring China Fund shall have approved the Agreement and the transactions contemplated hereby, and Baring China Fund shall have furnished to Developing Markets Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Baring China Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.     Developing Markets Fund shall have received an opinion dated as of the Closing Date from counsel to Baring China Fund, to the effect that (i) Baring China Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Baring China Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Baring China Fund. Massachusetts counsel may be relied upon for this opinion.

C.     The representations and warranties of Baring China Fund contained herein shall be true and correct at and as of the Closing Date, and Developing Markets Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Baring China Fund, dated as of the Closing Date, to that effect.

D.     On the Closing Date, Baring China Fund shall have furnished to Developing Markets Fund a certificate of the Treasurer or Assistant Treasurer of Baring China Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Baring China Fund as of the Closing Date.

E.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Baring China Fund at the close of business on the Valuation Date.

F.     A Registration Statement on Form N-14 filed by Developing Markets Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G.     On the Closing Date, Developing Markets Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Developing Markets Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Baring China Fund arising out of litigation brought against Baring China Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Baring China Fund delivered to Developing Markets Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.     Developing Markets Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

I.     Developing Markets Fund shall have received at the Closing all of the assets of Baring China Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.     The obligations of Baring China Fund hereunder shall be subject to the following conditions:

A.     The Board of Trustees of Developing Markets Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Developing Markets Fund shall have furnished to Baring China Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Developing Markets Fund.

B.     Baring China Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents and Baring China Fund shall have furnished Developing Markets Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Baring China Fund.

C.     Baring China Fund shall have received an opinion dated as of the Closing Date from counsel to Developing Markets Fund, to the effect that (i) Developing Markets Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Developing Markets Fund, and to authorize effectively the transactions contemplated by the Agreement, have been taken by Developing Markets Fund, and (iii) the shares of Developing Markets Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Massachusetts counsel may be relied upon for this opinion.

D.     The representations and warranties of Developing Markets Fund contained herein shall be true and correct at and as of the Closing Date, and Baring China Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

E.     Baring China Fund shall have received an opinion of Kramer Levin Naftalis & Frankel LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Baring China Fund's representation that there is no plan or intention by any Baring China Fund shareholder who owns 5% or more of Baring China Fund's outstanding shares, and, to Baring China Fund's best knowledge, there is no plan or intention on the part of the remaining Baring China Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Developing Markets Fund shares received in the transaction that would reduce Baring China Fund shareholders' ownership of Developing Markets Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Baring China Fund shares as of the same date, and (ii) Baring China Fund's representation that, as of the Closing Date, Baring China Fund will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

a.     The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

b.     Baring China Fund and Developing Markets Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

c.     No gain or loss will be recognized by the shareholders of Baring China Fund upon the distribution of Class A, Class B, Class C, Class N and Class Y shares of beneficial interest in Developing Markets Fund to the shareholders of Baring China Fund pursuant to Section 354 of the Code.

d.     Under Section 361(a) of the Code no gain or loss will be recognized by Baring China Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund.

e.     Under Section 1032 of the Code no gain or loss will be recognized by Developing Markets Fund by reason of the transfer of substantially all of Baring China Fund's assets in exchange for Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund and Developing Markets Fund's assumption of certain liabilities of Baring China Fund.

f.     The shareholders of Baring China Fund will have the same tax basis and holding period for the Class A, Class B, Class C, Class N and Class Y shares of beneficial interest in Developing Markets Fund that they receive as they had for Baring China Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

g.     The securities transferred by Baring China Fund to Developing Markets Fund will have the same tax basis and holding period in the hands of Developing Markets Fund as they had for Baring China Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

F.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Baring China Fund at the close of business on the Valuation Date.

G.     A Registration Statement on Form N-14 filed by Developing Markets Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

H.     On the Closing Date, Baring China Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Baring China Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Developing Markets Fund arising out of litigation brought against Developing Markets Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Developing Markets Fund delivered to Baring China Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

 I.      Baring China Fund shall acknowledge receipt of the Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund.

12.     Baring China Fund hereby represents and warrants that:

A.     The audited financial statements of Baring China Fund as of May 31, 2008 and unaudited financial statements as of November 30, 2008 heretofore furnished to Developing Markets Fund, present fairly the financial position, results of operations, and changes in net assets of Baring China Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from November 30, 2008 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Baring China Fund, it being agreed that a decrease in the size of Baring China Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.     Contingent upon approval of the Agreement and the transactions contemplated thereby by Baring China Fund's shareholders, Baring China Fund has authority to transfer all of the assets of Baring China Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.     The Prospectus, as amended and supplemented, contained in Baring China Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.     There is no material contingent liability of Baring China Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Baring China Fund, threatened against Baring China Fund, not reflected in such Prospectus;

E.     Except for the Agreement, there are no material contracts outstanding to which Baring China Fund is a party other than those ordinary in the conduct of its business;

F.     Baring China Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Baring China Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.     All federal and other tax returns and reports of Baring China Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Baring China Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H.     Baring China Fund has elected that Baring China Fund be treated as a regulated investment company and, for each fiscal year of its operations, Baring China Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Baring China Fund intends to meet such requirements with respect to its current taxable year.

13.	Developing Markets Fund hereby represents and warrants that:

         A.     The audited financial statements of Developing Markets Fund as of August 31, 2008 and unaudited financial statements as of February 28, 2009 heretofore furnished to Baring China Fund, present fairly the financial position, results of operations, and changes in net assets of Developing Markets Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from February 28, 2009 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Developing Markets Fund, it being understood that a decrease in the size of Developing Markets Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

         B.    The Prospectus, as amended and supplemented, contained in Developing Markets Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         C.     Except for this Agreement, there is no material contingent liability of Developing Markets Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Developing Markets Fund, threatened against Developing Markets Fund, not reflected in such Prospectus;

          D.    There are no material contracts outstanding to which Developing Markets Fund is a party other than those ordinary in the conduct of its business;

          E.     Developing Markets Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund which it issues to Baring China Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Developing Markets Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Developing Markets Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

          F.     All federal and other tax returns and reports of Developing Markets Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Developing Markets Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.     Developing Markets Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Developing Markets Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Developing Markets Fund intends to meet such requirements with respect to its current taxable year;

H.     Developing Markets Fund has no plan or intention (i) to dispose of any of the assets transferred by Baring China Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

I.          After consummation of the transactions contemplated by the Agreement, Developing Markets Fund intends to operate its business in a substantially unchanged manner.

14.     Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Developing Markets Fund hereby represents to and covenants with Baring China Fund that, if the reorganization becomes effective, Developing Markets Fund will treat each shareholder of Baring China Fund who received any of Developing Markets Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Developing Markets Fund received by such shareholder for the purpose of making additional investments in shares of Developing Markets Fund, regardless of the value of the shares of Developing Markets Fund received.

15.     Developing Markets Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Baring China Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.      The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.     The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.     All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.     Developing Markets Fund understands that the obligations of Baring China Fund under the Agreement are not binding upon any Trustee or shareholder of Baring China Fund personally, but bind only upon Baring China Fund and Baring China Fund's property. Developing Markets Fund represents that it has notice of the provisions of the Declaration of Trust of Baring China Fund disclaiming shareholder and trustee liability for acts or obligations of Baring China Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER BARING CHINA FUND

By:     ______________________

Robert G. Zack
Secretary

OPPENHEIMER DEVELOPING MARKETS FUND

By:      ______________________
Robert G. Zack

Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of Developing Markets Fund. As of March 27, 2009, the only persons who owned of record or were known by Developing Markets Fund to own beneficially 5% or more of any class of the outstanding shares of Developing Markets Fund were:

Charles Schwab & Co. Inc., special custody acct for the exclusive benefit of customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94014-4122, which owned 18,300,556.181 of Class A shares (9.97% of Class A shares then outstanding).

ING Life Ins. & Annuity Comp., Attn: Fund Operations, 151 Farmington Ave, #TN41, Hartford, CT 06156-0001, which owned 14,376,386.919 of Class A shares (7.83% of Class A shares then outstanding).

Citigroup Global Mkts. Inc., Attn.: Cindy Tempesta, 7TH Fl., 333 West 34th Street, New York, NY 10001-2483, which owned 721,893.991 of Class B shares (10.58% of Class B shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97MF4, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 466,958.326 of Class B shares (6.84% of Class B shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97MF5, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 5,091,723.678 of Class C shares (19.74% of Class C shares then outstanding).

Citigroup Global Mkts. Inc., Attn.: Cindy Tempesta, 7TH Fl., 333 West 34th Street, New York, NY 10001-2483, which owned 3,741,468.670 of Class C shares (14.50% of Class C shares then outstanding).

Morgan Stanley & Co., Attn: Mutual Funds Operations, Harborside Financial Center, Plaza II, 3rd Floor, Jersy City, NJ 07311, which owned 1,773,467.661 of Class C shares (6.87% of Class C shares then outstanding).

Hartford Life Insurance Co., Separate Account 457, Attn: UIT Operations, P.O. BOX 2999, Hartford, CT 06104-2999, which owned 842,788.403 of Class N shares (10.36% of Class N shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin., 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 631,184.17 of Class N shares (7.76% of Class N shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admin., 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 631,184.17 of Class N shares (7.76% of Class N shares then outstanding).

AUL American Group Ret Annuity, One American Square, P.O. BOX 1995, Indianapolis IN, 46206-9102, which owned 532,935.804 of Class N shares (6.55% of Class N shares then outstanding).

John Hancock Life Ins. Co. USA, RPS Seg. Funds & Accounting ET-7, P.O. Box 1995, 601 Congress St., Boston, MA 02210-2804, which owned 25,419,560.674 of Class Y shares (42.85% of Class Y shares then outstanding).

John Hancock Life Ins. Co. USA, RPS Seg. Funds & Accounting ET-7, P.O. Box 1995, 601 Congress St., Boston, MA 02210-2804, which owned 25,419,560.674 of Class Y shares (42.85% of Class Y shares then outstanding).

Oppenheimer International Diversified Fund, ATTN: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 5,255,026.946 of Class Y shares (8.86% of Class Y shares then outstanding).

Oppenheimer International Diversified Fund, ATTN: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 5,255,026.946 of Class Y shares (8.86% of Class Y shares then outstanding).

VANGUARD FIDUCIARY TRUST CO. TR., P.O. Box 2600, Valley Forge, PA 19482-2600, which owned 4,559,672.741 of Class Y shares (7.68% of Class Y shares then outstanding).

Oppenheimer Portfolio Series - Active Allocation Fund, ATTN: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 3,621,683.103 of Class Y shares (6.10% of Class Y shares then outstanding).

PRINCIPAL SHAREHOLDERS

Principal Shareholders of Baring China Fund. As of March 27, 2009, the only persons who owned of record or were known by Developing Markets Fund to own beneficially 5% or more of any class of the outstanding shares of Developing Markets Fund were:

MLPF&S for the sole benefit of its customers, Attn: Fund Admin. #97C24, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, which owned 54,663.705 of Class C shares (5.22% of Class C shares then outstanding).

Orchard Trust Co. LLC, FBO Oppen. RecordKeeperPro, 8515 E Orchard Rd, Greenwood Village, CO 80111-5002, which owned 13,749.931 of Class N shares (10.77% of the Class N shares then outstanding).

Capital Bank & Trust Co. TR Bunning Transfer. PlanPremier/FASCORP. 7515 E. Orchid Road, #2T2, Greenwood Village, CO 80111-5022, which owned 13,216.621 of Class N shares (10.35% of the Class N shares then outstanding).

RPSS Cust 403-B Plan, Urban Resource Institute, FBO Eddie L. Lightsey, P.O. BOX 373, Teaneck, NJ 07666-0373, which owned 6,964.309 of the Class N shares (5.45% of the Class N shares then outstanding).

Taynik & Co., c/o Investors Bank & Trust, FPG90, P.O. Box 9130, Boston, MA 02117-9130, which owned 131,716.067 of Class Y shares (91.43% of Class Y shares then outstanding).

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS AND PROXY STATEMENT
OF

OPPENHEIMER DEVELOPING MARKETS FUND

PART B

Acquisition of the Assets of

OPPENHEIMER BARING CHINA FUND

By and in exchange for Shares of

OPPENHEIMER DEVELOPING MARKETS FUND

This Statement of Additional Information (the "SAI") to this Prospectus and Proxy Statement relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Baring China Fund ("Baring China Fund") for Class A, Class B, Class C, Class N and Class Y shares of Oppenheimer Developing Markets Fund ("Developing Markets Fund") (the "Reorganization").

This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of Baring China Fund dated September 26, 2008; (ii) the Statement of Additional Information of Developing Markets Fund dated January 2, 2009, (iii) the annual report of Baring China Fund dated May 31, 2008, which includes audited financial statements of Baring China Fund for the 12-month period ended May 31, 2008 and management's discussion of fund performance; (iv) the annual report of Developing Markets Fund dated August 31, 2008, which includes audited financial statements for the 12-month period ended August 31, 2008 and management's discussion of fund performance; (v) the semi-annual report of Developing Markets Fund dated February 28, 2009, which includes unaudited financial statements for the 6-month period ended February 28, 2009; and (vi) and the semi-annual report of Baring China Fund dated November 30, 2008, which includes unaudited financial statement for the 6-month period ended November 30, 2008.

This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated May 29, 2009, relating to the Reorganization. You can request a copy of the Prospectus and Proxy Statement by calling 1.800.225.5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is May 29, 2009.

PRO FORMA FINANCIAL STATEMENTS

     Pro forma financial statements demonstrating the effect of the Reorganization on Developing Markets Fund are not necessary because the net asset value of Baring China Fund does not exceed ten percent of the net asset value of Developing Markets Fund as of January 31, 2009.

[OPPENHEIMERFUNDS LOGO]

                              PROXY CARD

OPPENHEIMER BARING CHINA FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2009

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Baring China Fund (the "Fund") to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on July 31, 2009, at 1:30 p.m. Mountain time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or "FOR" the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________
Signature (if held jointly)               Date

__________________________________________
Title if a corporation, partnership or other entity

• FOLD HERE •

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: "TAG ID"                                                   CUSIP: "CUSIP"PROXY CARD

OPPENHEIMER BARING CHINA FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization between Oppenheimer Baring China Fund ("Baring China Fund") and Oppenheimer Developing Markets Fund ("Developing Markets Fund") and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Baring China Fund to Developing Markets Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Developing Markets Fund , (b) the distribution of such shares of Developing Markets Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Baring China Fund in complete liquidation of Baring China Fund and (c) the cancellation of the outstanding shares of Baring China Fund.

.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

OPPENHEIMER DEVELOPING MARKETS FUND

FORM N-14

PART C

OTHER INFORMATION

Item 15. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated mended and Restated Declaration of Trust filed as Exhibit 16(1) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. - Exhibits

(1)     (i)     Amended and Restated Declaration of Trust dated December 14, 2000: Previously filed with Registrant's Post-Effective Amendment No. 7, (12/19/00), and incorporated herein by reference.

         (ii)     Amendment No. 1 to Amended and Restated Declaration of Trust dated September 26, 2002: Previously filed with Registrant's Post-Effective Amendment No. 9 (10/22/02), and incorporated herein by reference.

         (iii)     Amendment No. 2 to Amended and Restated Declaration of Trust dated August 10, 2005: Previously filed with Registrant's Post-Effective Amendment No. 14 (12/23/05), and incorporated herein by reference.

(2)     By-Laws as amended through December 23, 2005: Previously filed with Registrant's Post-Effective Amendment No. 14 (12/23/05), and incorporated herein by reference.

(3)     Not Applicable.

(4)     Not Applicable

(5)      (i)     Specimen Class A Share Certificate: Previously filed with Post-Effective Amendment No. 8, 12/26/01, and incorporated herein by reference.

          (ii)   Specimen Class B Share Certificate: Previously filed with Post-Effective Amendment No. 8, 12/26/01, and incorporated herein by reference.

          (iii)     Specimen Class C Share Certificate: Previously filed with Post-Effective Amendment No. 8, 12/26/01, and incorporated herein by reference.

          (iv)  Specimen Class B Share Certificate: Previously filed with Post-Effective Amendment No. 8, 12/26/01, and incorporated herein by reference.

(6)     Amended and Restated Investment Advisory Agreement dated January 1, 2006: Filed Previously filed with Post-Effective Amendment No. 15, 11/21/06, and incorporated herein by reference.

(7)       (i)     Form of General Distributor's Agreement dated November 16, 1996: Previously filed with Registrant's initial registration statement, 6/10/96, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

            (v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

            (vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference

(8)        (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), (10/25/01), and incorporated herein by reference.

            (ii)     Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer MidCap Fund (Reg. No. 333-31533), (2/20/08), and incorporated herein by reference.

(9)     Global Custody Agreement dated August 16, 2002: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(10)      (i)     Amended and Restated Service Plan and Agreement for Class A Shares dated October 26, 2005: Filed Previously filed with Post-Effective Amendment No. 15, 11/21/06, and incorporated herein by reference.

             (ii)     Amended and Restated Distribution and Service Plan and Agreement for Class B Shares dated October 26, 2005: Filed Previously filed with Post-Effective Amendment No. 15, 11/21/06, and incorporated herein by reference.

             (iii)     Amended and Restated Distribution and Service Plan and Agreement for Class C Shares dated October 26, 2005: Filed Previously filed with Post-Effective Amendment No. 15, 11/21/06, and incorporated herein by reference.

             (iv)  Amended and Restated Distribution and Service Plan Agreement for Class N Shares dated October 26, 2005: Filed Previously filed with Post-Effective Amendment No. 15, 11/21/06, and incorporated herein by reference.

(11)     Form of Opinion and Consent of Counsel: To be filed by Amendment.

(12)    Form of Tax Opinion: To be filed by Amendment.

(13)     Not Applicable.

(14)     Independent Registered Public Accounting Firm's Consent: Filed herewith.

(15)     Not Applicable.

(16)      (i)     Power of Attorney for all Trustees/Directors and Brian Wixted, with the exception of Mary Ann Tynan, dated August 16, 2007: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global Value Fund (Reg. No. 333-144517), 9/10/07, and incorporated herein by reference.

            (ii)     Power of Attorney for Mary Ann Tynan, dated October 1, 2008: Previously filed with Post-Effective Amendment No. 43 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/08, and incorporated herein by reference.

(17) Not Applicable.

Item 17. – Undertakings

(1)     The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)     The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement or the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 17th day of April, 2009.

Oppenheimer Developing Markets Fund

By:     John V. Murphy*

          John V. Murphy, President

          Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                              Title                                                 Date

Brian F. Wruble*                     Chairman of the                                 April 17, 2009
Brian F. Wruble                       Board of Trustees

John V. Murphy*                     President, Principal                            April 17, 2009
John V. Murphy                       Executive Officer and Trustee

Brian W. Wixted*                    Treasurer, Principal                            April 17, 2009
Brian W. Wixted                      Financial & Accounting Officer

David K. Downes*                  Trustee                                              April 17, 2009

David K. Downes

Matthew P. Fink*                    Trustee                                              April 17, 2009

Matthew P.Fink

Phillip A. Griffiths*                   Trustee                                              April 17, 2009
Phillip A. Griffiths

Mary F. Miller*                       Trustee                                              April 17, 2009
Mary F. Miller

Joel W. Motley*                      Trustee                                              April 17, 2009
Joel W. Motley

Russell S. Reynolds, Jr.*          Trustee                                              April 17, 2009

Russell S. Reynolds, Jr.

Mary Ann Tynan, *                 Trustee                                              April 17, 2009

Mary Ann Tynan

Joseph M. Wikler*                  Trustee                                             April 17, 2009

Joseph M. Wikler

Peter I. Wold*                        Trustee                                              April 17, 2009

Peter I. Wold

*By:     /s/ Mitchell J. Lindauer
            Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER DEVELOPING MARKETS FUND

Registration Statement No. 333-05579

EXHIBIT INDEX

Exhibit No.     Description

(14)                  Independent Registered Public Accounting Firm's Consent